DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
DESCRIPTION OF BUSINESS

NOTE 1 - DESCRIPTION OF BUSINESS

Ambient Corporation (“Ambient,” the “Company,” “we or “us”) is a Delaware Corporation incorporated on June 26, 1996 and is a leading provider of a smart grid communications platform that enables utilities to effectively deploy, integrate and communicate with multiple devices creating smart grid applications within the electric power distribution grid. The Ambient Smart Grid® communications platform, which includes hardware, software and firmware, provides the network platform to effectively manage smart grid applications. The Company’s innovative communications platform enables utilities to deploy and integrate multiple smart grid applications and technologies, in parallel on a single communications infrastructure, supporting smart metering, distribution automation, distribution management, demand response, distributed generation and more.

The Company’s long-standing relationship with Duke Energy, which it believes has one of the most forward-looking smart grid investment initiatives in North America, has led to rapid growth in the Company’s business. The Company entered into a long-term agreement in September 2009 with Duke Energy, currently its sole customer, to supply Duke Energy with their Ambient Smart Grid® communications nodes through 2015 and license our AmbientNMS®.

On July 18, 2011, the Company implemented a reverse stock split of its outstanding shares of common stock at a ratio of 1-for-100 shares. The reverse stock split has been reflected in this Annual Report on Form 10-K. See Note 7.